EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to  the  reference  to  our  firm  under  the  caption  “Experts”  and  to  the  use  of  our  audit report dated March 26, 2019 included in the Registration Statement on Form S-1 Amendment #2

and related Prospectus of Lovarra for the registration of its common stock.

SATURNA GROUP CHARTERED PROFESSIONAL ACCOUNTANTS LLP

Vancouver, Canada

August 2, 2019